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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

      I, Patrick C. Lynch, Chief Financial Officer of Interface, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 29, 2003 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2003

                                                /s/  Patrick C. Lynch
                                                ---------------------
                                                Patrick C. Lynch
                                                Chief Financial Officer